SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   May 19, 2009

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Declaration of Dividend

On May 19, 2009, the Board of Directors of Primoris Services Corporation (“Company”) declared a cash dividend of $0.025 per share on the Company’s outstanding shares of common stock, payable to stockholders of record as of June 30, 2009 with an anticipated distribution date on or about July 15, 2009.

Results of Trading Plan

On March 26, 2009, the Company entered into a Rule 10b5-1 trading plan with CJS Securities, Inc. to facilitate the repurchase of its common stock purchase warrants utilizing gross proceeds of up to $1,000,000 (the “Trading Plan”).  On May 20, 2009, the Company issued a press release announcing the results of the Trading Plan and the issuance of the dividend noted above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits .

Exh. No.	Description

99.1	Press Release dated May 20, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: May 22, 2009	By:	/s/ Peter J. Moerbeek

Name: Peter J. Moerbeek
Title: Executive Vice President, Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Exhibit No.	Description

99.1	Press Release dated May 20, 2009